Exhibit No. 99


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                            NASCOR MORTGAGE LOAN POOL

                            20 TO 30 -YEAR FIXED RATE

                            NON-RELOCATION MORTGAGES

                              NASCOR SERIES 1999-20

                             POOL PROFILE (7/15/99)

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                                             -------------------     -------------------
                                                    BID                  TOLERANCE

                                             -------------------     -------------------
  AGGREGATE PRINCIPAL BALANCE                      $850,000,000              (+/- 5.00%)

  MORTGAGE LOAN CUTOFF DATE                            1-Jul-99
  INTEREST RATE RANGE                           5.500% - 9.500%

  GROSS WAC                                               7.30%            (+/- 10 bps%)
  WEIGHTED AVERAGE SERVICE FEE                           25 bps
  MASTER SERVICING FEE                                  1.7 bps
  WAM (in months)                                           358           (+/- 2 months)

  WALTV                                                     73%            (maximum 78%)

  CALIFORNIA %                                              49%            (maximum 50%)
  SINGLE LARGEST ZIP CODE CONCENTRATION                      2%            (maximum  3%)

  AVERAGE LOAN BALANCE                                 $336,000       (maximum $370,000)
  LARGEST INDIVIDUAL LOAN BALANCE                    $1,282,000      (maximum $2,000,000)

  CASH-OUT REFINANCE %                                      16%           (maximum  20%)

  PRIMARY RESIDENCE %                                       97%            (minimum 92%)

  SINGLE-FAMILY DETACHED %                                  94%            (minimum 89%)

  FULL DOCUMENTATION %                                      90%            (minimum 85%)                      0.98 1.03E+08 1.01E+08
                                                                                                              0.85 84596335 71906885
  UNINSURED > 80% LTV %                                      1%             (maximum 3%)                           1.88E+08 1.73E+08
                                                                                                                            0.921487
  TEMPORARY BUYDOWNS                                         0%             (maximum 5%)





      THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
         MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION

             SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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  (1)  All dollar amounts are  approximate  and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                   NASCOR MORTGAGE LOAN POOL
                                   20 TO 30 -YEAR FIXED RATE

                                    NON-RELOCATION MORTGAGES
                                     NASCOR SERIES 1999-20

                                      PRICING INFORMATION

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
     RATING AGENCIES                                TBD by Norwest

     PASS THRU RATE                                          6.75%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                   69 bps

     PRICING DATE                                        22-Jun-99

     FINAL STRUCTURE DUE DATE                            12-Jul-99     9:00 AM

     SETTLEMENT DATE                                     29-Jul-99

     ASSUMED SUB LEVELS                                        AAA   4.000%    (+/- .10)
                                                                AA   1.750%
                                                                 A   1.050%

                                                               BBB   0.700%
                                                                BB   0.450%

                                                                 B   0.230%

                                   Note:  AAA Class will be rated by two rating agencies.
                                   AA through B Classes will be rated by one rating agency.

     NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-20. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.

     NASCOR CONTACTS                            Lori Fountain (301) 846-8185
                                                Brad Davis (301) 846-8009

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